UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 9, 2006

HARLEYSVILLE NATIONAL CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-15237	23-2210237
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

483 Main Street, Harleysville, Pennsylvania		19438
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	215-256-8851

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 9, 2006, Harleysville National Corporation issued a press release announcing the regular cash dividend for the fourth quarter of 2006 at $.20 per share. A copy of the press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit 99.1: Press Release issued by Harleysville National Corporation dated November 9, 2006 titled “Harleysville National Corporation Declares Dividend.”

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       HARLEYSVILLE NATIONAL CORPORATION

Dated: November 9, 2006                                 /s/ George S. Rapp
                      George S. Rapp, EVP and Chief Financial Officer

EXHIBIT INDEX

Page

Exhibit 99.1: Press Release issued by Harleysville National Corporation dated November 9, 2006 titled “Harleysville National Corporation Declares Dividend.”	5